UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

CALIDI BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40789	86-2967193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4475 Executive Drive, Suite 200, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(858) 794-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	CLDI	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement

The information under Item 3.02 below is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

On May 28, 2026, Calidi Biotherapeutics, Inc. (the “Company”) issued an amended and restated warrant (the “Warrant”) to purchase up to 17,391,304 (unvested) shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), with an exercise price of $0.23 to an accredited investor (the “Holder”) in a private placement transaction. The Warrant amends and restates that certain Warrant dated May 6, 2026, issued by the Company to the Holder (the “May 6 Warrant”), which was disclosed in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on May 8, 2026.

The Warrant amends and restates the May 6 Warrant to among other things: (i) condition the exercise of the Warrant and the issuance of the Common Stock upon exercise pursuant to the terms of the Warrant, to the receipt of the approval of the stockholders of the Company; (ii) increase the Minimum Vesting Acquisition Amount, as such term is defined in the Warrant, from $500,000 to $1,000,000; and (iii) to extend the Vesting Termination Date, as such term is defined in the Warrant, from July 8, 2026 to September 30, 2026;

The issuance by the Company of the Warrant and shares of Common Stock issuable upon exercise of the Warrant is being made in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(b) promulgated thereunder, in reliance in part on the representations, warranties and covenants made by the Holder. The investor has represented that it is an “accredited investor” as such term is defined in Rule 501(a) under the Securities Act. The shares of Common Stock to be issued pursuant to the exercise of the Warrant may not be re-offered or sold in the United States absent an effective registration statement or an exemption from the registration requirements under applicable federal and state securities laws.

The above summary of the Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Warrant, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Exhibit Description
4.1	Form of Amended and Restated Warrant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIDI BIOTHERAPEUTICS, INC.
Dated: May 29, 2026
	By:	/s/ Andrew Jackson
	Name:	Andrew Jackson
	Title:	Chief Financial Officer